UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

751 Broad Street
Newark, NJ 07102
(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.950% Junior Subordinated Notes	PRH	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
4.125% Junior Subordinated Notes	PFH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Prudential Financial, Inc. (the “Company”) was held on May 12, 2026. Shareholders voted as follows on the matters presented for a vote.

1. The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Gilbert F. Casellas	192,746,091	14,042,136	942,159	48,901,827
Carmine Di Sibio	204,539,929	2,216,028	974,429	48,901,827
Martina Hund-Mejean	195,432,877	11,343,674	953,835	48,901,827
Wendy E. Jones	199,027,260	7,613,001	1,090,125	48,901,827
Maryann T. Mannen	198,514,374	8,269,693	946,319	48,901,827
Sandra Pianalto	188,123,649	18,482,934	1,123,803	48,901,827
Christine A. Poon	201,236,682	5,584,614	909,090	48,901,827
Thomas D. Stoddard	204,693,061	2,050,660	986,665	48,901,827
Andrew F. Sullivan	194,695,660	12,086,210	948,516	48,901,827
Michael A. Todman	194,435,536	12,310,582	984,268	48,901,827
Joseph J. Wolk	204,722,764	1,984,817	1,022,805	48,901,827

2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm was approved based upon the following votes:

Votes for approval: 237,761,197

Votes against: 18,024,468

Abstentions: 846,548

There were no broker non-votes for this item.

3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Votes for approval: 187,589,393

Votes against: 18,087,320

Abstentions: 2,053,673

Broker non-votes: 48,901,827

4. The shareholder proposal regarding an independent board chairman was not approved based on the following votes:

Votes for approval: 62,771,534

Votes against: 142,955,865

Abstentions: 2,002,987

Broker non-votes: 48,901,827

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2026

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Brian P. Spitser
Name:	Brian P. Spitser
Title:	Vice President and Assistant Secretary